UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest
event reported)


2/27/2007
_____________


CALA CORPORATION
_________________
(Exact name of registrant as specified
in its charter)


OKLAHOMA            01-15109        73-1251800
(State or other
jurisdiction      (Commission       (IRS Employer
of incorporation) File Number)  Identification No.)

13 MAIN STREET
TITUSVILLE, FLORIDA 32796
321-383-8077
__________________
(Address of principal executive offices)
(Zip Code)Registrants telephone number, including area code








Item 4.01 Changes in Registrants Certifying Accountant.

On February 27, 2007, the firm De Joya Griffith & Company, LLC, of Henderson, Nevada, was engaged as the principal accountant to audit the Registrant's financial statements for the fiscal year of the Registrant ended December 31, 2006, and George Brenner, C.P.A., the independent accountant who was previously engaged as the principal accountant to audit the Registrants financial statements, resigned.

The decision to change independent accountants was approved by the Audit Committee and the Board of Directors of the Registrant on February 27, 2007.

Except for the following qualification, the reports of George Brenner, C.P.A., for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

As discussed in Note 8 to the financial statements, the Companys recurring losses, negative cash flow from operations and net working capital deficiency raise substantial doubt about its ability to continue as a going concern. The December 31, 2005 and 2004 financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended December 31, 2005 and 2004, and interim periods through September 30, 2006, there were no disagreements with George Brenner, C.P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of George Brenner, C.P.A., would have caused him to make reference thereto in his report on the Registrants financial statements for such years.

During the fiscal years ended December 31, 2005 and 2004 and through February 27, 2007, there were no reportable events with respect to the Registrant as that term is defined in
Item 304(a)(1)(iv) of Regulation S-B.

During the fiscal years ended December 31, 2005 and 2004 and through February 27, 2007, the Registrant did not consult with George Brenner, C.P.A. with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation SB.

The Registrant provided a copy of the foregoing disclosures to George Brenner, C.P.A. prior to the date of filing this report and requested that he provide it with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-k.

Item 9.01. Financial Statements and Exhibits.

Exhibit 16.1
Letter of George Brenner, C.P.A.,
dated February 27, 2007, regarding change in certifying accountant of Cala Corporation




SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CALA CORPORATION


February 27, 2007               By /s/ Joseph Cala
                               -------------------
                                Joseph Cala,
                            Chief Executive Officer


Exhibit 16.1

                             GEORGE BRENNER, C.P.A.
                           A PROFESSIONAL CORPORATION
                                  (Letterhead)
                                February 27, 2007


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Re:Cala Corporation, an Oklahoma corporation (the Company)

Ladies and Gentlemen:

I have read the statements made by Cala Corporation
(copy attached), which I understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8K, as part of the Form 8K report of the Company dated February 27, 2007. I agree with the statements concerning my firm in such Form 8K.

                          Very truly yours,

                         /s/ George Brenner
                            --------------
                       George Brenner, C.P.A.